Exhibit 32.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of m-Wise, Inc. ("the Company") on Form 10-QSB for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I, Gabriel Kabazo, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:


            (1) the Report fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


            (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Gabriel Kabazo
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Gabriel Kabazo, Chief Financial Officer


Dated: November 14, 2005